UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 6, Chiswick Park
London W4 5HR
United Kingdom
(Address of principal executive offices) (Zip Code)
+44-1604-232425
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2019, Avon Products, Inc. (the “Company”) granted to its new Chief Financial Officer, Gustavo Arnal, equity awards (the “Equity Awards”) in connection with Mr. Arnal’s commencement of employment with the Company.  As contemplated in the employment offer letter and contract of employment agreement entered into, effective December 11, 2018, by Mr. Arnal and Avon Cosmetics Limited (a wholly owned subsidiary of the Company) and as previously described in the Form 8-K filed by the Company on December 13, 2018, the Equity Awards are being granted to Mr. Arnal pursuant to the 2019 long-term incentive program maintained by the Company for Mr. Arnal and similarly situated employees.  The Equity Awards were granted on May 1, 2019, due to Mr. Arnal’s commencing his employment with us subsequent to the date that awards under 2019 long-term incentive program were generally granted.  Further, the Equity Awards were approved unanimously by the Company’s Compensation and Management Development Committee and Board of Directors as employment inducement grants pursuant to NYSE Listed Company Manual Rule 303A.08.

The material terms of the Equity Awards are set forth in the press release issued by the Company on May 1, 2019 announcing the grant of the Equity Awards.  The press release is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 8.01	Other Events.

On May 1, 2019, the Company issued a press release relating to the announcement described in Item 5.02.  The release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description

99.1	Press Release of Avon Products, Inc. dated May 1, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By:	/s/ Ginny Edwards
Name: Ginny Edwards
Title: Vice President, Interim General Counsel
and Corporate Secretary

Date:  May 1, 2019

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Avon Products, Inc. dated May 1, 2019